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                                                                  Exhibit 10.1

                       HISTORIC OMAHA LIBRARY LEASE

THIS LEASE is entered into this 17th day of May, 1999 between HISTORIC OMAHA LIBRARY COMPANY, LANDLORD, and ACCURATE ASSESSMENTS, AN IOWA CORPORATION, Tenant.

1. PREMISES: Landlord leases to Tenant room number(s) 204 on the Second Level of the building known as HISTORIC LIBRARY PLAZA, (the
     "Building"), 1823 Harney Street, Omaha, Douglas County, Nebraska, 68102 (the "Premises"), containing approximately 2,221 square feet of area, on the following terms and conditions.

2. TERM: This Lease shall be for a term of thirty three (33) months beginning on the 1st day of JUNE, 1999, and ending on the 28th day of FEBRUARY, 2002, unless terminated earlier as provided in this Lease.

     If for any reason the Premises are delivered to Tenant on any date before or after the term commencement date, rental for the period between the date of possession and the term commencement date shall be adjusted on a pro rata basis. Such earlier or later taking of possession shall not change the termination date of this Lease. This Lease shall not be void or voidable in the event of a late delivery by Landlord, nor shall Landlord be liable to Tenant for any resulting loss or damage.

3. USE OF PREMISES: The Premises are leased to Tenant, and are to be used by Tenant, for the Purpose of general office and no other purpose. Tenant agrees to use the Premises in such a manner as to not interfere with the rights of other tenants in the Building, to comply with all applicable governmental laws, ordinances, and regulations in connection with its use of the Premises, to keep the Premises in a clean and sanitary condition, to keep the Premises and approaches thereto in a safe condition free and clear of all matter which may be dangerous to the public and free of all obstructions, and to use all reasonable precaution to prevent waste, damage, or injury to the Premises.

4. RENT: (a) BASE RENT. The total Base Rent under this Lease is SEVENTY THOUSAND SEVEN HUNDRED NINETY FOUR & 00/100 Dollars ($70,794.44). Tenant agrees to pay rent to Landlord at NAI PROGRESS WEST, 10180 "L" STREET, OMAHA, NEBRASKA 68127, or at any other place Landlord may designate in writing, in lawful money of the United States, in monthly installments in advance, on the first day of each month, as follows:

      For the period JUNE 1, 1999 to FEBRUARY 28, 2000, $1,943.38 per month. For the period MARCH 1, 2000 to FEBRUARY 28, 2001, $2,128.46 per month. For the period MARCH 1, 2001 to FEBRUARY 28, 2002, $2,313.54 per month.

     (b) PAYMENT OF RENT. Tenant agrees to pay the Base Rent as and when due, together with all adjustments and all other amounts required to be paid by Tenant under this Lease. In the event of nonpayment of any amounts due under this Lease, whether or not designated as rent, Landlord shall have all the rights and remedies provided in this Lease or by law for failure to pay rent.

     (c) LATE CHARGE. If the Tenant fails to pay the Base Rent together with the Tenant's share of the Operating Expenses and all other amounts required to be paid by Tenant under this Lease, on or before the third day after such payments are due, Tenant agrees to pay Landlord a late charge of 10%.

5. SERVICES. Landlord shall furnish heating, air conditioning, janitorial service and all utilities except telephone to the Premises during normal business hours, and at such other times as Landlord may deem necessary or desirable, in the manner customary to the Building. Landlord shall have the right to discontinue any service during any period for which rent is not promptly paid by Tenant. Landlord shall not be liable for damages, nor shall the rental be abated, for failure to furnish, or delay in furnishing, any service when failure to furnish, or delay in furnishing, is occasioned in whole or in part by needful repairs, renewals, or improvements, or by any strike or labor controversy, or by any accident or casualty whatsoever, or by any unauthorized act or default of any employee of Landlord, or for any other cause or causes beyond the control of Landlord. Electricity furnished under this Lease is for the normal operation of a business office only, and Landlord shall be entitled to make additional charges for excess electricity requirements, such as computers and other special business machines.

6. ASSIGNMENT OR SUBLEASE: Tenant shall not assign this Lease or sublet the whole or any part of the Premises, transfer this Lease by operation of law or otherwise, or permit any other person except agents and employees of Tenant to occupy the Premises, or any part thereof, without the prior written consent of Landlord. Landlord may consider the following in determining whether to withhold consent; (a) financial responsibility of the new Tenant, (b) identity and business character of the new Tenant, (c) nature and legality of the proposed use of the Premises.

     Landlord shall have the right to assign its interest under this Lease or the rent reserved hereunder.

7. TENANT'S IMPROVEMENTS: Tenant shall have the right to place partitions and fixtures and make improvements or other alterations in the interior of the Premises at its own expense. Prior to commencing any such work, Tenant shall first obtain the written consent of Landlord for the proposed work. Landlord may as a condition to its consent, require that the work be done by Landlord's own employees and/or under Landlord's supervision, but at the expense of Tenant, and that Tenant give sufficient security that the Premises will be completed free and clear of liens and in a manner satisfactory to Landlord. Upon termination of this Lease, at

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     Landlord's option, Tenant will repair and restore the Premises to its former condition, at Tenant's expense, or any such improvements, additions, or alterations installed or made by Tenant, except Tenant's trade fixtures, shall become part of the Premises and the property of the Landlord. Tenant may remove its trade fixtures at the termination of this Lease provided Tenant is not then in default and provided further that Tenant repairs any damage caused by such removal.

8. REPAIRS: Landlord agrees to make all necessary repairs to the exterior walls, exterior doors, windows, and corridors of the Building and to keep the Building in a clean, neat and attractive condition. Landlord agrees to maintain the Building equipment and mechanical systems in good repair, but Landlord shall not be liable or responsible to Tenant for breakdowns or temporary interruptions in service.

     Tenant agrees that it will make all repairs and replacements to the Premises not required to be made by Landlord, to do all redecorating, remodeling, alteration, and painting required by it during the term of the Lease at its own cost and expense, to pay for any repairs to the Premises or the Building made necessary by any negligence or carelessness of Tenant, or any of its agents or employees or persons permitted in the Building by Tenant, and to maintain the premises in a safe, clean, neat, and sanitary condition. Tenant shall be entitled to no compensation for inconvenience, injury or loss of business arising from the making of any repairs by Landlord, Tenant, or other tenants to the premises or the Building. In the event plumbing is or has been installed in the Premises, Tenant is responsible for the repair and maintenance of the plumbing system to the point where the Tenant's system connects with Landlord's system. At the sole discretion of Landlord, Tenant may be required to install a meter to measure such water consumption.

9. CONDITION OF PREMISES: Except as provided herein, Tenant agrees that no promises, representations, statements, or warranties have been made on behalf of Landlord to Tenant respecting the condition of the Premises, or the manner of operating the Building, or the making of any repairs to the Premises, Tenant acknowledges that the Premises were in good and satisfactory condition when possession was taken. Tenant shall, at the termination of this Lease, by lapse of time or otherwise, remove all of Tenant's property and surrender the Premises to Landlord in as good condition as when Tenant took possession, normal wear excepted.

10. PERSONAL PROPERTY AT RISK OF TENANT: All personal property in the Premises shall be at the risk of Tenant only. Landlord shall not be liable for any damage to any property of Tenant or its agents or employees in the Premises caused by steam, electricity, sewage, gas or odors, or from water, rain, or snow which may leak into, issue or flow into the Premises from any part of the Building or from any other place, or for any damage done to Tenant's property in moving same to or from the Building or the Premises. Tenant shall give Landlord, or its agents, prompt written notice of any damage to or defects in water pipes, gas or warming or cooling apparatus in the Premises.

11. LANDLORD'S RESERVED RIGHTS: Without notice to Tenant, without liability to Tenant for damages or injury to property, person, or business, and without effecting an eviction of Tenant or a disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of rent, Landlord shall have the right to:

     (a)  Change the name or street address of the Building.

     (b)  Install and maintain signs on the Building.

     (c) Have access to all mail chutes according to the rules of the United States Post Office Department.

     (d) At reasonable times, to decorate, and to make, at its own expense, repairs, alterations, additions, and improvements, structural or otherwise, in or to the Premises, the Building, or part thereof, and any adjacent building, land, street or alley, and during such operations to take into and through the Premises or any part of the Building all materials required, and to temporarily close or suspend operation of entrances, doors, corridors, elevator, or other facilities to do so.

     (e)  Possess passkeys to the Premises.

     (f)  Show the Premises to prospective tenants at reasonable times.

     (g) Take any and all reasonable measures, including inspections or the making of repairs, alterations, and additions and improvements to the Premises or to the Building, which Landlord deems necessary to desirable for the safety, protection, operation, or preservation of the Premises of the Building.

     (h) Approve all sources furnishing signs, painting, and/or lettering to the Premises, and approval all signs on the Premises prior to installation thereof.

12. INSURANCE: Tenant shall not use or occupy the Premises or any part thereof in any manner which could invalidate any policies of insurance now or hereafter placed on the Building or increase the risk covered by insurance on the Building or necessitate additional insurance premiums or policies of insurance, even if such use may be in furtherance of Tenant's business purposes. In the event any policies of insurance are invalidated by acts or omissions of Tenant, Landlord shall be the right to terminate this Lease or, at Landlord's option, to charge Tenant for extra insurance premiums required on the Building on account of the increased risk caused by Tenant's use and occupancy of the Premises.
     Each party hereby waives all claims for recovery from the other for any loss of damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such policies. Provided, that this waiver shall apply only when permitted by the applicable policy of insurance.

13. INDEMNITY: Tenant shall indemnify, hold harmless, and defend Landlord from and against, and Landlord shall not be liable to Tenant on account of, any and all costs, expenses, liabilities, losses, damages, suits, actions, fines, penalties, demands, or claims of any kind, including reasonable attorney's fees, asserted by

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     or on behalf of any person, entity, or governmental authority arising out of or in any way connected with either (a) a failure by Tenant to perform any of the agreements, terms, or conditions of this Lease required to be performed by Tenant; (b) a failure by Tenant to comply with any laws, statutes, ordinances, regulations or orders of any governmental authority; or (c) any accident, death, or personal injury, or damage to, or loss or theft of property which shall occur on or about the Premises, or the Building, except as the same may be the result of negligence of Landlord, its employees, or agents.

14. LIABILITY INSURANCE: Tenant agrees to procure and maintain continuously during the entire term of this Lease, a policy or policies of insurance in a company or companies acceptable to Landlord, at Tenant's own cost and expense, insuring Landlord and Tenant from all claims, demands or actions: such comprehensive insurance shall protect and name the Tenant as the Insured and shall provide coverage of at least $300,000 for injuries to any one person, $500,000 for injuries to persons in any open accident and $100,000 for damage to property, made by or on behalf of any person or persons, firm or corporation arising from, related to, or connected with the conduct and operation of Tenant's business in the Premises, or arising out of and connected with the use and occupancy of sidewalks and other Common Areas by the Tenant. All such insurance shall provide that Landlord shall be given a minimum of ten (10) days notice by the insurance company prior to cancellation, termination or change of such insurance. Tenant shall provide Landlord with copies of the policies or certificates evidencing that such insurance is in full force and effect and stating the term and provisions thereof. If Tenant fails to comply with such requirements for insurance, Landlord may, but shall not be obligated to, obtain such insurance and keep the same in effect, and Tenant agrees to pay Landlord, upon demand, the premium cost thereof.

15. DAMAGE BY FIRE OR OTHER CASUALTY: If, during the term of this Lease, the Premises shall be so damaged by fire or any other cause except Tenant's negligent or intentional act so as to render the Premises untenantable, the rent shall be abated while the premises remain untenantable; and in the event of such damage, Landlord shall elect whether to repair the Premises or to cancel this Lease, and shall notify Tenant in writing of its election within sixty (60) days after such damage. In the event Landlord elects to repair the Premises, the work or repair shall begin promptly and shall be carried on without unnecessary delay. In the event Landlord elects not to repair the Premises, the Lease shall be deemed canceled as of the date of the damage. Such damage shall not extend the Lease term.

16. CONDEMNATION: If the whole or any part of the Premises shall be taken by public authority under the power of eminent domain, then the term of this Lease shall cease on that portion of the Premises so taken, from the date of possession, and the rent shall be paid to that date, with the proportionate refund by Landlord to Tenant of such rent as may have been paid by tenant in advance. If the portion of the Premises taken is such that it prevents the practical use of the Premises for Tenant's purposes, then Tenant shall have the right either (a) to terminate this Lease by giving written notice of such termination to Landlord not later than thirty (30) days after the taking; or (b) to continue in possession of the remainder of the Premises, except that the rent shall be reduced in proportion to the area of the Premises taken. In the event of any taking or condemnation of the Premises, in whole or in part, the entire resulting award of damages shall be the exclusive property of the Landlord, including all damages awarded as compensation for diminution in value to the leasehold, without any deduction for the value of any unexpired term of this Lease, or for any other estate or interest in the Premises now or hereafter vested in Tenant.

17. DEFAULT OR BREACH: Each of the following events shall constitute a default or a breach of this Lease by Tenant:

     (a) If Tenant fails to pay Landlord any rent or other payments when due hereinunder;

     (b)    If Tenant vacates or abandons the Premises;

     (c) If Tenant files a petition in bankruptcy or insolvency or for reorganization under any bankruptcy act, or voluntarily takes advantage of any such act by answer or otherwise, or makes an assignment for the benefit of creditors;

     (d) If involuntary proceedings under any bankruptcy or insolvency act shall be instituted against Tenant, or if a receiver or trustee shall be appointed of all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or the receivership or trusteeship vacated within thirty (30) days after the institution or appointment; or

     (e) If Tenant fails to perform or comply with any other term or condition of this Lease and if such nonperformance shall continue for a period of ten (10) days after notice thereof by Landlord to Tenant, time being of the essence.

18.1 EFFECT OF DEFAULT: In the event of any default or breach hereunder, in addition to any other right or remedy available to Landlord, either at law or in equity, Landlord may exert any one or more of the following rights:

     (a) Landlord may re-enter the Premises immediately and remove the property and personnel of Tenant, and shall have the right, but not the obligation, to store such property in a public warehouse or at a place selected by Landlord, at the risk and expense of Tenant.

     (b) Landlord may retake the Premises and may terminate this Lease by giving written notice of termination to Tenant. Without such notice, Landlord's retaking will not terminate the Lease. On termination, Landlord may recover from Tenant all damages proximately resulting from the breach, including the cost of recovering the Premises and the difference between the rent due for the balance of the Lease term, as though the Lease had not been terminated, and the reasonable rental value of the Premises, which sum shall be immediately due Landlord from Tenant.

     (c) Landlord may relet the Premises or any part thereof for any term without terminating this Lease, at such rent and on such terms as it may choose. Landlord

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     may make alterations and repairs to the Premises. In addition to
     Tenant's liability to Landlord for breach of this Lease, Tenant shall be liable for all expenses of the reletting, for any alterations and repairs made, and for the rent due for the balance of the Lease term, which sum shall be immediately due Landlord from Tenant. The amount due Landlord will be reduced by the net rent received by Landlord during the remaining term of this Lease from reletting the Premises or any part thereof. If during the remaining term of this Lease, Landlord receives more than the amount due Landlord under this sub-paragraph, the Landlord shall pay such excess to Tenant, but only to the extent Tenant has actually made payment pursuant to this sub-paragraph.

18.2 LANDLORD'S ELECTION TO CURE DEFAULT. In the event of any default of this Lease by Tenant, Landlord may (but shall not be obligated to) at any time, after five (5) days written notice to Tenant, except in emergency situations (for which no notice shall be required), cure such default for the account and at the expense of Tenant. If Landlord at any time so elects or is compelled by any other person to cure such default or is compelled to incur any other expense arising out of such default by Tenant (including, with limitation, reasonable attorneys' fees and disbursements in instituting, prosecuting or defending any suits, actions or proceedings to enforce Landlord's rights under the provisions of this Lease or otherwise) the sum(s) so paid by Landlord, together with all interest, costs, and damages, shall be paid by Tenant to Landlord within five (5) days following written demand.

18.3 ATTORNEY'S FEES. In the event the Landlord shall prevail in any action against Tenant arising out of a breach by Tenant of any of the terms, covenants or conditions of this Lease, there shall be immediately due and payable to Landlord the amount of Landlord's reasonable attorney's fees incurred in connection with such action.

18.4 NONEXCLUSIVITY OF REMEDIES. Any remedies specifically provided for in this Lease are in addition to, and to exclusive of any other remedy available to Landlord. If Tenant breaches any of its covenants, agreements, terms or conditions contained in this Lease, Landlord, in addition to any and all other rights, shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise for such breach as though re-entry, summary proceedings, and other remedies were not provided for in this Lease. Any re-entry by Landlord shall be allowed by Tenant without interference or hindrance and Landlord shall not be liable in damages for any such re-entry nor guilty of any trespass. Any re-entry or taking possession of the Premises by Landlord shall not be construed as an election on the Landlord's part to terminate this Lease unless a written notice of termination is given to Tenant or unless the termination of this Lease is decreed by a court of competent jurisdiction.

19. SURRENDER - HOLDING OVER: Tenant shall, upon termination of this Lease, whether by lapse of time or otherwise, peaceably and promptly surrender the Premises to Landlord. If Tenant remains in possession after the termination of this Lease, without a written lease duly executed by the parties, Tenant shall be deemed a trespasser. If Tenant pays, and Landlord accepts, rent for a period after termination of this Lease, Tenant shall be deemed to be occupying the Premises only as a Tenant from month to month, subject to all the terms, conditions, and agreements of this Lease, except that the rent shall be two times the monthly rent specified in the lease immediately before termination.

20. SUBORDINATION AND ATTORNMENT: Landlord reserves the right to place liens and encumbrances on the Premises superior in lien and effect to this Lease. This Lease, and all rights of Tenant hereunder, shall, at the option of Landlord, be subject and subordinate to any liens and encumbrances now or hereafter imposed by Landlord upon the Premises or the Building or any part thereof, and Tenant agrees to execute, acknowledge, and deliver to Landlord, upon request, any and all instruments that may be necessary or proper to subordinate this Lease and all rights herein to any such lien or encumbrance as may be required by Landlord.

     In the event any proceedings are brought for the foreclosure of any mortgage on the Premises, Tenant will attorn to the purchaser at the foreclosure sale and recognize such purchaser as the Landlord under this Lease. The purchaser by virtue of such foreclosure shall be deemed to have assumed, as substitute Landlord, the terms and conditions of this Lease until the resale or other disposition of its interest. Such assumption, however, shall not be deemed an acknowledgment by the purchaser of the validity of any then existing claims of Tenant against the prior Landlord.

     Tenant agrees to execute and deliver such further assurances and other documents, including a new Lease upon the same terms and conditions contained herein, confirming the foregoing, as such purchaser may reasonably request. Tenant waives any right of election to terminate this Lease because of any such foreclosure proceedings.

21. NOTICES: Any notice to be given hereunder shall be given in writing and sent by registered or certified mail to Landlord at PROGRESS WEST CORPORATION, 10180 "L" STREET, OMAHA, NE 68102 or at such other address as either party may from time to time designate in writing. Each such notice shall be deemed to have been given at the time it shall be personally delivered to such address or deposited in the United States mail in the manner prescribed herein.

22. RIGHT TO TERMINATE: Landlord shall have the right to terminate this Lease at the end of any calendar month by giving the Tenant written notice at least six (6) months before the date of the termination of Landlord's intention to remodel, remove or demolish the Premises, or to sell, or make a ground lease of the land thereunder.

23. RULES AND REGULATIONS: Tenant and Tenant's agents, employees and invitees shall fully comply with all rules and regulations of the Building, as amended from time to time, which are made a part of this Lease as if fully set forth herein. Landlord shall have the right to amend such rules and regulations as Landlord deems necessary or desirable for the safety, care, cleanliness, or proper operations of the Premises and the Building.

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24.  MISCELLANEOUS:

     (a) BINDING ON ASSIGNS. All terms, conditions, and agreements of this Lease shall be binding upon, apply, and inure to the benefit of the parties hereto and their respective heirs, representatives, successors, and assigns.

     (b) AMENDMENT IN WRITING. This Lease contains the entire agreement between the parties and may be amended only by subsequent written agreement.

     (c) WAIVER-NONE. The failure of Landlord to insist upon strict performance of any of the terms, conditions and agreements of this Lease shall not be deemed a waiver of any of its rights or remedies hereunder and shall not be deemed a waiver of any subsequent breach or default of any of such terms, conditions, and agreements. The doing of anything by Landlord which Landlord is not obligated to do hereunder shall not impose any future obligation on Landlord nor otherwise amend any provisions of this Lease.

     (d) NO SURRENDER. No surrender of the Premises by Tenant shall be effected by Landlord's acceptance of the keys to the Premises or of the rent due hereunder, or by any other means whatsoever, without Landlord's written acknowledgement that such acceptance constitutes a surrender.

     (e) CAPTIONS. The captions of the various paragraphs in this Lease are for convenience only and do not define, limit, describe, or construe the contents of such paragraphs.

     (f) BROKERS. Tenant hereby warrants that no real estate broker has or will represent it in this transaction and that no finder's fees have been earned by a third party.

     (g)  APPLICABLE LAW.   This Lease shall be governed by and construed in
     accordance with the laws of the State of Nebraska.

     (h) RELOCATION. In the event that Landlord should enter into a written lease with a tenant, which lease includes the Premises leased to Tenant hereunder, Landlord shall have the right, by giving sixty (60) days' advanced written notice to Tenant, to require Tenant to relocate its office to substitute office space to be provided by Landlord as hereinafter set forth. Such relocation shall be completed with thirty
     (30) days after the date in which the substitute space is ready for occupancy or sixty (60) days after such notice, whichever occurs later. If Landlord gives Tenant a notice of relocation in accordance with the provisions of this Article, Landlord agrees to provide Tenant with a substitute office space within the Building and Tenant agrees to accept the same. Landlord further agrees that it will, at its expense, move Tenant and Tenant's furniture, office equipment and other personal property to such substitute office space. The substitute office space furnished by Landlord shall be finished in substantially the same manner and to the same extent as the finishing of the Premises and shall otherwise contain the same or greater net rentable area. Landlord and Tenant each agree that from and after the date on which Tenant assumes possession and occupancy of the substitute office space, the provisions of this Lease shall cease to apply to the Premises (except for obligations under this Lease accrued prior to such date) and shall thereafter apply to he substitute office space to the same extent as if this Lease had originally provided for the leasing of such substitute office space. The term of this Lease, however, as applied with respect to such substitute office space, shall not be deemed to have been extended beyond the original term of this Lease.

     (i) DEFINITION OF LANDLORD/EXCULPATION. The term "Landlord", for the purposes of this Lease, means only the owner of the Building so that in the event of any sale of the Building or an assignment of this Lease, Landlord shall be and hereby is entirely released and discharged from any and all further liability and obligations of Landlord hereunder, except any that may have theretofore accrued. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed that there shall be absolutely no personal liability on the part of Landlord, with respect to any of the terms, covenants and conditions of this Lease, and that Tenant shall look solely to the equity of Landlord or its successor in the Premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord or by such successor in interest of any of the terms, covenants and conditions of this Lease to be performed by Landlord, such exculpation of personal liability to be absolute and without any exception whatsoever. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by the acts or omissions of persons occupying any space adjacent to or adjoining the Premises, or any part thereof.

     (j) TENANT ESTOPPEL CERTIFICATE. At any time and from time to time, within ten (10) days after receipt of request by Landlord and without charge, Tenant shall execute, acknowledge and deliver to Landlord or to Landlord's designee, a statement in writing: (1) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect with such modifications); (2) the Commencement Date and the Termination Date; (3) that all conditions to be performed by Landlord under this Lease have been performed, or stating those claimed by Tenant not to have been performed; (4) that there are not defenses or offsets against Landlord, or stating those claimed by Tenant; (5) the obligation for the payment of Base Rent has commenced and the date to which Base Rent and other charges have been paid in advance, if any, and (6) such other matters requested by Landlord relating to this Lease. It is intended that any such statement may be relied upon by any prospective purchaser of the fee or any leasehold, or any mortgagee, or any assignee of any thereof, under any conveyance, assignment or mortgage now or hereafter made or to be made with respect to the fee or any leasehold or other interest in the Premises.

25. LEASEHOLD IMPROVEMENTS: LANDLORD SHALL PROVIDE AT LANDLORD'S SOLE EXPENSE THE FOLLOWING LEASEHOLD IMPROVEMENTS:
     A)   PAINT ENTIRE SPACE.
     B)   STEAM CLEAN CARPET IN SUITE 203 AND 101.

26. PARKING: TENANT SHALL HAVE THE RIGHT TO TWO (2) PARKING STALLS IN THE BUILDING'S ADJACENT PARKING LOT. THE COST FOR SUCH STALLS WILL BE BILLED SEPARATELY AT THE THEN CURRENT MONTHLY MARKET RATE.

Until this Lease is executed on behalf of all parties hereto, it shall be construed as an offer to lease of Tenant to Landlord.

IN WITNESS WHEREOF, the parties hereto have executed this Lease by day and year first above written.

                            LANDLORD: HISTORIC OMAHA LIBRARY COMPANY

                            BY: /s/ Sharol Rasberry
                               -----------------------------------------------

                            TENANT:  ACCURATE ASSESSMENTS, AN IOWA CORPORATION

                            BY: /s/ Wm C Allan
                               -----------------------------------------------


                            BY:
                               -----------------------------------------------


PERSONAL GUARANTEE

In consideration of the letting by Owner to Tenant of the here above described real property, the undersigned hereby, jointly and severally, unconditionally guarantee to Owner, its successors and assigns, full and prompt payment of the rent and any other payments provided for in said lease and the performance of any other covenants of Tenants contained therein and agree that in the event of any default by Tenant, the undersigned will forthwith pay to Owner, its successors or assigns, the rent or any arrears thereof or cause to be performed any other obligations of Tenant that may be in arrears as well as all damages that may arise in consequence of any default by Tenant under such lease, on receipt of written notice of such default from Owner, its agent or assigns. This guaranty shall be a continuing guaranty, and the liability hereunder shall in no way be affected or diminished by reason of any settlement, extension, or modification of said lease or any extension of time that may be granted by Owner to Tenant and the undersigned further expressly waive any right to insist upon exhaustion of any rights and remedies of Owner, its successors or assigns, against Tenant before entering this guaranty.

                   Executed this 17 day of May, 1999.


BY: /s/ Wm C Allan                       BY:
   ------------------------------           ----------------------------------


        William C. Allan
---------------------------------        -------------------------------------
Name                                     Name


        25763 Ivory Rd.
---------------------------------        -------------------------------------
Street Address                           Street Address


        Glenwood, IA     51535
---------------------------------        -------------------------------------
City             State       Zip         City             State       Zip

                               RULES AND REGULATIONS


A. The entrance, corridors, passages, stairways and elevators shall be under the exclusive control of the Landlord and shall not be obstructed, or used by the Tenant for any other purpose than ingress and egress to and from the Premises; and the Landlord shall have the right to control ingress and egress to and from the Building at all times.

B. Safes, furniture, boxes or other bulky articles shall be carried by the freight elevator, or by the stairways, or through the windows of the Building, in such a manner and at such hours as may be directed by the Landlord. Safes and other heavy articles shall be placed by the Tenant in such places only as may be first specified in writing by the Landlord.

C. The Tenant, shall not place nor permit to be placed any signs, advertisements or notices in or upon any part of the Building, and shall not place merchandise or show-cases in front of the Building, without the Landlord's written consent.

D. The Tenant shall not put up nor operate any engine, boiler, dynamo, or machinery of any kind, nor carry on any mechanical business in said Premises nor place any explosive therein, nor use any kerosene or oils or burning fluids in the Premises without first obtaining the written consent of the Landlord.

E. If the Tenant desires telegraphic or telephonic connections, the Landlord will direct the electricians as to where and how the wires are to be introduced, and without such written directions no boring or cutting for wires will be permitted.

F. No person or persons shall be employed by the Tenant for the purpose of cleaning or of taking care of the Premises without the written consent of the Landlord. Any person or persons so employed by the Tenant must be subject to and under the control and direction of the Landlord.

G. The Landlord shall have the right to exclude or eject from the Building, animals of every kind, bicycles, or any other wheeled vehicle, and all convassers and other persons who conduct themselves in such a manner as to be, in the judgment of the Landlord, an annoyance to the tenants or a detriment to the Building.

H. No additional locks shall be placed upon any doors of the Premises without first obtaining the written consent of the Landlord and the Tenant will not permit any duplicate keys to be made. If more than two keys for any door are desired, the additional number shall be paid for by the Tenant. Upon termination of this lease the Tenant shall surrender all keys of said Premises and of the Building, and shall give to the Landlord the combination of all locks on any vaults and safes.

I. The Tenant shall not allow any curtains, filing cases nor other articles to be placed against or near the glass in the partitions between the Premises and the corridors of the Building, without first obtaining the written consent of the Landlord.

J. The Landlord shall have the right to make such other and further reasonable rules and regulations as, in the judgment of the Landlord, may from time to time be needed for the safety, care and cleanliness and general appearance of the Premises and for the preservation of good order therein.